UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2025
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39632	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
599 South Schmidt Road Bolingbrook, IL		60440
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 31, 2025, Hyzon Motors Inc. (the “Company”) and Stephen Weiland, the Company’s Chief Financial Officer, entered into an Amendment (the “Amendment”) to Mr. Weiland’s Employment Agreement (the “Employment Agreement”) dated October 11, 2023. Under the terms of the Amendment, Mr. Weiland will be eligible for a special incentive to assist the Company with the potential sale of its intellectual property and intangible assets, the Company’s ongoing operations in whole or in part, or an investor to support ongoing operations in some fashion or as a bridge to a process or subsequent transaction, but not for sale of tangible assets (collectively, the “Transaction”).

Commencing February 19, 2024 and continuing until the earlier of (i) April 20, 2025 and (ii) the date Hyzon terminates Mr. Weiland’s employment (the “Post WARN Period”), Mr. Weiland’s base salary will be reduced to sixty-seven percent (67%) of his current base salary, or to $301,500 per year. Further, during the Post WARN Period, should the Company complete a Transaction, Mr. Weiland will be entitled to receive the following: (i) the sum of his base salary reduction, (the 33% reduction or $148,500 per year pro rata to February 19, 2025, but only if a closed Transaction results in net proceeds (as determined by the Company or any duly appointed administrator or trustee) of at least $500,000 (the “Special Compensation”), and (ii) a bonus equal to ten percent (10%) of the net proceeds in excess of $750,000 from the sale of the Company’s intellectual property, subject further a maximum bonus of $250,000 (the “Special Bonus”). The Special Compensation and Special Bonus, if any, shall be deemed due at closing of a Transaction and immediately payable by the Company.

The foregoing description of the Amendment in not complete and is qualified in its entirety by reference to the Amendment filed as Exhibit 10.1 hereto which is incorporated into this Item 5.02 by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Amendment to Stephen Weiland Employment Agreement dated October 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: February 3, 2025	By:	/s/ John Zavoli
	Name:	John Zavoli
	Title:	Chief Legal Officer and General Counsel